                                                                    Exhibit 10.1

                             CONVERTED ORGANICS INC.
                            7A COMMERCIAL WHARF WEST
                                BOSTON, MA 02210
                       TEL: 617 624-0111 FAX 617 624-0333
                          EMAIL: EGILDEA@ECAPGLOBAL.COM

                                  MARCH 2, 2006

                            FINANCING TERMS AGREEMENT
                       FOR SALE OF BRIDGE NOTES AND SHARES

ISSUER: CONVERTED ORGANICS INC. ("CONVERTED ORGANICS" or the "COMPANY").

AMOUNT:                            $1,200,000 in ninety-six (96) UNITS of
                                   $12,500 in exchange for bridge notes ("BRIDGE
                                   NOTE(S)") and securities of the COMPANY
                                   ("BRIDGE EQUITY UNITS").

PURCHASERS:                        "Accredited" investors, including High
                                   Capital Funding, LLC ("HCF"), as defined in
                                   Regulation D of the Securities Act of 1933.
                                   See signature pages hereto for names,
                                   addresses, and the number of UNITS being
                                   purchased. PURCHASERS have read and agree to
                                   the terms contained in Exhibit D hereto.

TERM OF NOTES:                     INTEREST AND PRE-PAYMENT: Interest will
                                   accrue on the principal amount of the BRIDGE
                                   NOTE(S) at the rate of eight (8%) percent per
                                   annum, based on a 360-day year. The Company
                                   will have the right to prepay without penalty
                                   any amount owed under the BRIDGE NOTE(S) in
                                   whole or in part at any time. Accrued
                                   interest shall be paid quarterly, beginning
                                   three months after the FIRST CLOSING and
                                   every three months thereafter.

                                   MATURITY DATE: The Company plans to raise approximately $8-10 million in an initial public offering (the "PUBLIC OFFERING"). The principal amount and accrued and unpaid interest on the BRIDGE NOTE(S) will be due and payable at the earlier of: six months from the FIRST CLOSING (as defined in "Closing Date/Escrow" below); or the closing of a PUBLIC OFFERING ("MATURITY DATE"). After the MATURITY DATE, unpaid principal on the BRIDGE NOTES shall bear interest at eighteen
                                   (18%) per annum.

BRIDGE SECURITIES:                 Upon the closing of the PUBLIC OFFERING, the
                                   COMPANY shall deliver to each PURCHASER,
                                   BRIDGE EQUITY UNITS consisting of securities
                                   identical in form to the securities offered
                                   for sale in the PUBLIC OFFERING ("PRIMARY
                                   BRIDGE EQUITY UNITS"), except that the
                                   certificates for the PRIMARY BRIDGE EQUITY
                                   UNITS may bear restrictive legends. Each
                                   PURCHASER shall receive the number of

                                   PRIMARY BRIDGE EQUITY UNITS equal to the principal of such PURCHASER'S BRIDGE NOTE(S) divided by the public offering price of the securities comprising the PRIMARY BRIDGE
                                   EQUITY UNIT. The securities issued to
                                   PURCHASERS shall have the same CUSIP numbers as the corresponding securities in the PUBLIC
                                   OFFERING.

                                   If a PUBLIC OFFERING shall not have occurred prior to six months from the FIRST CLOSING, then on the first business day following the end of such six month period the COMPANY shall issue to the PURCHASER alternate BRIDGE
                                   EQUITY UNITS ("ALTERNATE BRIDGE EQUITY
                                   UNITS") consisting of that number of shares of common stock of the COMPANY as shall equal the principal amount of the BRIDGE NOTE(S) divided by $3.00 plus an equal number of non-callable warrants exercisable at $3.00 per share for a period of five years from such issuance, and which shall have a cashless exercise feature at any time after one year from the FIRST CLOSING that the underlying shares of common stock are not covered by an effective registration statement with a current prospectus available. The number of ALTERNATE BRIDGE
                                   EQUITY UNITS shall be adjusted, pro rata, on account of any stock splits, reverse stock splits, stock dividends paid on common stock, etc. which occur after the date of issuance of the BRIDGE NOTE(S) and prior to the issuance of the ALTERNATE BRIDGE EQUITY
                                   UNITS. PRIMARY BRIDGE EQUITY UNITS and
                                   Alternate BRIDGE EQUITY UNITS are sometimes referred to herein as "BRIDGE EQUITY UNITS."

                                   The PURCHASERS shall have the right for a period of one year and one month from the issuance of the ALTERNATE BRIDGE EQUITY UNITS to exchange them for PRIMARY BRIDGE EQUITY
                                   UNITS of an equivalent worth issued in a public offering of the COMPANY such that the PURCHASERS will own the same securities as if the public offering had closed on or prior to the six month anniversary of the FIRST
                                   CLOSING.

PURCHASE PRICE:                    The aggregate purchase price for each BRIDGE
                                   NOTE and BRIDGE EQUITY UNIT shall be the
                                   original principal amount of the BRIDGE
                                   NOTE(S) included in such UNIT. The purchase
                                   price allocable to the BRIDGE NOTE(S)
                                   included in such UNIT shall be not less than
                                   75% of such aggregate purchase price and the
                                   purchase price allocable to the BRIDGE EQUITY
                                   UNITS included in such UNIT shall be not more
                                   than 25% of such aggregate purchase price.
                                   The tax value of the BRIDGE EQUITY UNITS
                                   shall be equal to the portion of the purchase
                                   price allocated to the BRIDGE EQUITY UNITS.

SECURITY:                          Repayment of the BRIDGE NOTE(S) shall be
                                   secured by a lien on all tangible and
                                   intangible assets of the COMPANY to be
                                   evidenced by a SECURITY AGREEMENT in form and
                                   substance satisfactory to HCF, the lead
                                   investor.

DOCUMENT PREPARATION SECURITIES:   In lieu of reimbursing HCF, for the cost of
                                   preparing the legal documents for this
                                   transaction, CONVERTED ORGANICS shall issue
                                   to HCF, BRIDGE EQUITY UNITS with a tax value
                                   of $25,000 ("DOCUMENT PREPARATION
                                   SECURITIES"). The DOCUMENT PREPARATION
                                   SECURITIES shall be in all respects identical
                                   to the BRIDGE EQUITY UNITS with identical
                                   attendant rights. If a PUBLIC OFFERING shall
                                   not have occurred prior to six months from
                                   the FIRST CLOSING, then the BRIDGE EQUITY
                                   UNITS comprising the DOCUMENT PREPARATION
                                   SECURITIES shall automatically convert to
                                   33,333 ALTERNATE BRIDGE EQUITY UNITS.

PLACEMENT AGENT FEE:               CONVERTED ORGANICS and PURCHASERS agree that
                                   CONVERTED ORGANICS shall be solely
                                   responsible for the payment of placement
                                   agent fees to Investors Capital Corporation
                                   ("Placement Agent").

EXPENSES:                          PURCHASERS and CONVERTED ORGANICS shall each
                                   be responsible for their own expenses in
                                   connection with this transaction.

TRANSFER AND ASSIGNMENT:           PURCHASERS shall have the right, subject to
                                   applicable securities laws, to transfer
                                   and/or assign the BRIDGE NOTES and/or the
                                   BRIDGE EQUITY UNITS, and HCF shall have the
                                   right to transfer and/or assign the DOCUMENT
                                   PREPARATION SECURITIES. Any PURCHASER,
                                   transferee or assignee of a BRIDGE NOTE,
                                   BRIDGE EQUITY UNITS, or DOCUMENT PREPARATION
                                   SECURITIES is a "HOLDER" or collectively
                                   "HOLDERS."

CLOSING DATE/ESCROW:               The first closing of this transaction ("
                                   FIRST CLOSING") will be on the second
                                   business day following the receipt by David
                                   A. Rapaport (Executive V.P. and General
                                   Counsel of HCF), as ESCROW AGENT, of (a) not
                                   less than an aggregate of $500,000 ("FIRST
                                   CLOSING PROCEEDS") from HCF and other
                                   PURCHASERS, (b) executed BRIDGE NOTES for an
                                   aggregate of the FIRST CLOSING PROCEEDS, (c)
                                   a fully executed SECURITY AGREEMENT with
                                   evidence of the filing of UCC-1's, and (d) a
                                   LEGAL OPINION (as defined in
                                   "Jurisdiction/Choice of Law" below). At the
                                   FIRST CLOSING the ESCROW AGENT shall transfer
                                   the FIRST CLOSING PROCEEDS - minus Placement
                                   Agent fees - to CONVERTED ORGANICS and shall
                                   deliver the BRIDGE NOTE(S) to PURCHASERS.
                                   ADDITIONAL CLOSINGS shall be held at the
                                   mutual agreement of the parties, including
                                   HCF, provided that no ADDITIONAL CLOSINGS
                                   shall be held after 30 days following the
                                   FIRST CLOSING without the written consent of
                                   HCF.

FINANCIAL INFORMATION:             The Company has delivered to HCF the
                                   unaudited financial statements of Mining
                                   Organics Management LLC for the years ended
                                   December 31, 2004 and December 31, 2003, or
                                   the federal tax returns of Mining Organics
                                   Management LLC for the years 2004 and 2003.
                                   The Company shall deliver unaudited financial
                                   statements of Mining Organics Management LLC
                                   for the year ended December 31, 2005 or the
                                   federal tax return of Mining

                                   Organics Management LLC for the year 2005 by March 31, 2006. The Company also has delivered to HCF the form of Asset Purchase
                                   Agreements between the Company and Mining
                                   Organics Management LLC, and between the Company and Mining Organics HRRY LLC, identifying the assets to be transferred from the LLC's to the Company.

REGISTRATION RIGHTS:               The Company will (1) file a resale
                                   registration statement within 180 days of the
                                   PUBLIC OFFERING closing: (2) cause it to be
                                   effective within 240 days of the PUBLIC
                                   OFFERING closing if the registration
                                   statement is not reviewed by the Securities
                                   and Exchange Commission ("SEC") and 270 days
                                   of the PUBLIC OFFERING closing if the
                                   registration statement is reviewed by the SEC
                                   covering the resale of the BRIDGE EQUITY
                                   UNITS and the DOCUMENT PREPARATION SECURITIES
                                   (including the resale of any shares of common
                                   stock issuable upon the exercise or
                                   conversion of any BRIDGE EQUITY UNITS); and
                                   (3) cause it to remain effective with a
                                   current prospectus available for a period of
                                   the longer of two years, or until the
                                   expiration or exercise in full of any
                                   warrants contained in the BRIDGE EQUITY
                                   UNITS.

                                   If the Company fails to satisfy requirements
                                   (1) or (2) above it will be subject to a 2% cash late registration fee (i.e. 2% of the outstanding BRIDGE NOTE(S) principal) per month or part thereof that such failure continues ("LATE FEE"); provided such LATE
                                   FEE shall not be accrued for any month after one year from the FIRST CLOSING that the Company is current in its reporting obligations under the Exchange Act and has been subject to such reporting requirements for at least 90 days, unless any Holder is the beneficial owner of more than 1% of CONVERTED ORGANICS's issued and outstanding common stock, in which case the LATE FEE shall continue to accrue for no more than two years from the FIRST CLOSING.

                                   If the COMPANY fails to satisfy requirement
                                   (3) above, the LATE FEE shall continue until the longer of the period set forth in the preceding paragraph, or the expiration or exercise in full of any warrants included in the BRIDGE EQUITY UNITS.

JURISDICTION/CHOICE OF LAW:        All transaction documents shall be governed
                                   by and construed under the laws of the state
                                   of Delaware as applied to agreements entered
                                   into and to be performed entirely within the
                                   state of Delaware, without giving effect to
                                   principles of conflicts of law. The parties
                                   irrevocably consent to the jurisdiction and
                                   venue of the state and federal courts located
                                   in Wilmington, DE in connection with any
                                   action relating to this transaction. At or
                                   prior to the FIRST CLOSING and each
                                   ADDITIONAL CLOSING, PURCHASERS shall receive
                                   a legal opinion from Company counsel in form
                                   and substance satisfactory to HCF it as to
                                   (a) the due formation and existence of the
                                   COMPANY (under Delaware law), (b) the
                                   validity and enforceability of this Financing
                                   Terms

                                   Agreement (under Delaware law), the BRIDGE
                                   NOTE(S) (under Delaware law), and the
                                   SECURITY AGREEMENT (under Delaware law), including specifically that neither this
                                   Financing Terms Agreement nor the BRIDGE
                                   NOTE(S) violate any laws of the state of Delaware relating directly or indirectly to the maximum rate of interest that may be charged in this transaction, subject to standard carve-outs for equitable remedies and insolvency laws, and (c) the valid authorization to issue the BRIDGE EQUITY
                                   UNITS and the DOCUMENT PREPARATION SECURITIES
                                   (under Delaware law) ("LEGAL OPINION"). The
                                   LEGAL OPINION shall be updated and reissued at each ADDITIONAL CLOSING.

BINDING AGREEMENT:                 All parties executing this Financing Terms
                                   Agreement, including Exhibit D, shall be
                                   legally bound by the above terms and shall
                                   execute such further documents ("FURTHER
                                   DOCUMENTS"), including without limitation
                                   BRIDGE NOTE(S), a SECURITY AGREEMENT, AND AN
                                   ESCROW AGREEMENT substantially in the forms
                                   of Exhibit A, Exhibit B, and Exhibit C
                                   attached hereto, respectively. If there are
                                   any inconsistencies between this Financing
                                   Terms Agreement (Exclusive of Exhibits A, B &
                                   C) and any such FURTHER DOCUMENTS executed in
                                   connection with this transaction, the terms
                                   of this Financing Terms Agreement shall
                                   govern. This Financing Terms Agreement may be
                                   signed in two or more counterparts, all of
                                   which taken together shall constitute an
                                   original. Facsimile signatures shall be
                                   deemed to be original signatures.

                                   This Financing Terms Agreement supersedes all prior oral and/or written agreements concerning the subject matter hereof, including without limitation the Financing
                                   Terms Agreement by and among the parties hereto dated January 18, 2006, the Promissory
                                   Note dated February 28, 2006 in the principal amount of $500,000, and the Promissory Note dated March 1, 2006 in the principal amount of $300,000, both notes being void ab initio,

CONVERTED ORGANICS INC.


By:                                     Date: March  ____, 2006
    ---------------------------------
               (signature)


Edward J. Gildea, President
      (name and title)

DAVID A. RAPAPORT, ESCROW AGENT


                                        Date: March _____, 2006
-------------------------------------

333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328
Tel: 404 257-9150
Fax: 404 257-9125
Email: drapaport@highcapus.com

                            SIGNATURES OF PURCHASERS

High Capital Funding, LLC               Number of Units:
                                                         -----------------------


By:                                     Principal Amount of Bridge Notes: $_____
    ---------------------------------
    Fred A. Brasch, CFO

Date:                          , 2006
      -------------------------

333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328
Attn: Fred A. Brasch, CFO

Tel: 404 257-9150
Fax: 404 257-9125
Email: fredbrasch@mindspring.com
Tax ID#/SS#: 13-3921591

With copy to:

David A. Rapaport, Escrow Agent
333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328

Tel: 404 257-9150
Fax: 404 257-9125
Email: drapaport@highcapus.com

                                    EXHIBIT A

                               FORM OF BRIDGE NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, OFFERED FOR SALE, ASSIGNED OR TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (B) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.

Certificate No. __________                                      $_______________
                                                                Principal Amount

                             CONVERTED ORGANICS INC.
                             SECURED PROMISSORY NOTE

                                                                 _________, 2006

FOR VALUE RECEIVED, CONVERTED ORGANICS INC., a Delaware corporation, ("Borrower") promises to pay to the order of ___________________________ ("Lender") the principal amount of ___________________________ Dollars ($______________), together with interest on the unpaid principal amount at the rate of 8 percent (8%) per annum based on a 360-day year, all upon the terms set forth below. This Secured Promissory Note (the "Note") is issued pursuant to that certain Financing Terms Agreement for Sale of Bridge Notes and Shares, dated as of January 18, 2006, by and between Lender and Borrower (the "Financing Agreement"). This Note is subject to the terms and conditions of the Financing Agreement. To the extent that any of the terms specifically set forth in the Financing Agreement is inconsistent with the provisions of this Note specifically relating to such matters, the Financing Agreement shall govern with respect to such inconsistencies. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Financing Agreement.

1. MATURITY. Accrued interest shall be paid in arrears on a quarterly basis, beginning three months after the First Closing and every three months thereafter. Except as otherwise provided herein, the principal hereunder shall become due and payable in full on the date six months from the First Closing, except that in the event of the closing of a Public Offering, the principal amount and accrued and unpaid interest will become immediately due and payable. After the Maturity Date, the Note shall bear interest at 18 percent per annum.

2. PREPAYMENT. Borrower may prepay any or all amounts due under this Bridge Note at any time without penalty.

3. METHOD OF PAYMENT. Any payment of principal or interest hereunder shall be made by certified or bank cashier's check unless Holder has provided Borrower with appropriate wire instructions, in which event, the payment shall be made by wire transfer of "same day" funds. For the purpose of any interest calculation, payment shall be deemed made when the check is sent by overnight delivery or when the wire is sent. Any partial payment shall be applied first to accrued and unpaid interest and thereafter to a reduction of principal.

4. Security. REPAYMENT OF THE NOTE SHALL BE SECURED BY A LIEN ON ALL TANGIBLE AND INTANGIBLE ASSETS OF THE BORROWER AS DESCRIBED IN THAT CERTAIN SECURITY AGREEMENT EXECUTED CONTEMPORANEOUSLY HEREWITH.

5. ANTI DILUTION ADJUSTMENTS. The number and kind of securities or other property into which this Note may become convertible shall be subject to adjustment as follows:

     (a) If a split or a reverse split shall have occurred with respect to the Common Stock, the conversion rate shall be appropriately adjusted to cause the Holder to receive, upon conversion, a number of shares of Common Stock representing the same percentage of the equity of the Company to which the Holder would have been entitled on such conversion if the split had not occurred.

     (b) If a dividend or other distribution shall be made in favor of the Common Stock, appropriate adjustment shall be made so that, upon conversion of the Note, the Holder shall receive, in addition to the Common Stock otherwise obtainable on such conversion, the cash, securities or other property that it would have received had the Note been so converted immediately prior to the split, dividend or distribution.

     (c) If the Common Stock shall, as the result of a merger or otherwise, be converted into the right to receive other securities or property, appropriate adjustment shall be made so that, upon conversion of the Note, the Holder shall receive, in lieu of Common Stock, the securities and/or property that it would have received as a result of the merger or other such transaction had the Note been so converted immediately prior to the record date therefor.

6. DEFAULT. In the event of an occurrence of any event of default specified below, the principal of, and all accrued and unpaid interest on, the Note shall become immediately due and payable without notice, except as specified below:

     (a) Borrower fails to make any payment hereunder when due, which failure has not been cured within 10 days following such due date.

     (b) Any defined event of default occurs under any contract or instrument pursuant to which Borrower has incurred any liability for borrowed money in excess of $50,000, which event of default has not been waived within five business days following such occurrence, and which event of default is reasonably likely to materially affect the Company's business.

     (c) Borrower files a petition to take advantage of any insolvency act; makes an assignment for the benefit of its creditors; commences a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself of a whole or any substantial part of its property; files a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state.

     (d) A court of competent jurisdiction enters an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of Borrower or of the whole or any substantial part of its properties, or approves a petition filed against Borrower seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the Untied States of America or any state; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction assumes custody or control of Borrower or of the whole or any substantial part of its properties; or there is commenced against Borrower any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of 30 days; or if Borrower by any act indicates its consent to or approval of any such proceeding or petition.

     (e) If (i) any judgment remaining unpaid, unstayed or undismissed for a period of 60 days is rendered against Borrower which by itself or together with all other such judgments rendered against Borrower remaining unpaid, unstayed or undismissed for a period of 60 days, is in excess of $50,000, or (ii) there is any attachment or execution against Borrower's properties remaining unstayed or undismissed for a period of 60 days which by itself or together with all other attachments and executions against Borrower's properties remaining unstayed or undismissed for a period of 60 days is for an amount in excess of $50,000.

7. SUCCESSORS AND ASSIGNS. The Note is transferable and assignable by Lender or any subsequent permitted assignee subject to the requirement that any such assignment or transfer be, in the opinion of Borrower's counsel, in compliance with applicable federal and state securities laws. The assignee shall be referred to herein as a "Holder." All covenants, agreements and undertakings in the Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.

8. NOTICES. Any and all notices, requests, consents and demands required or permitted to be given hereunder shall be in writing and shall be deemed given and received (i) upon personal delivery, (ii) upon the first business day following the receipt of confirmation of facsimile transmission to the telefax number as indicated below, or (iii) upon the third business day after deposit in the United States mail, by certified or registered mail, postage prepaid and addressed as follows:

          To Lender:   [to the address and facsimile provided on the signature
                       page of the Agreement]

          To Borrower: Converted Organics Inc.
                       7A Commercial Wharf West

                       Boston, MA 02210
                       Tel:  (617) 624-0111
                       Fax:  (617) 624-0333
                       Email: egildea@ecapgolbal.com

Either party may change by notice the address to which notices to that party are to be addressed.

9. WAIVER/AMENDMENT. Borrower hereby waives presentment for payment, demand, protest and notice of protest for nonpayment of the Note and consents to any extension or postponement of the time of payment or any other indulgence. The Note may only be amended or modified by written agreement signed by Borrower and Holder.

10. EXPENSES. In the event that Holder brings legal action against Borrower, or Borrower brings legal action against Holder, to enforce or otherwise determine the meaning or enforceability of the Note or any provision hereof, each party shall bear its own expenses, including attorney fees, directly attributable to such action. However, in any action for breach of the Note, including nonpayment, the prevailing party in any such dispute shall be entitled to recover all reasonable costs and attorney fees incurred in connection with such action. In addition, Borrower shall be entitled to recover from Lender all reasonable costs of collection, including without limitation, legal fees and expenses incurred in any bankruptcy and/or state insolvency proceeding.

11. CHOICE OF LAW. The Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware. The parties agree that venue for any suit, action, proceeding or litigation arising out of or in relation to this Note will be in any federal or state court in Wilmington, Delaware having subject matter jurisdiction, and the parties hereby submit to the jurisdiction of that Court.

     WITH RESPECT TO ANY CLAIM OR ACTION ARISING UNDER THIS NOTE, EACH PARTY HEREBY (A) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND THE UNITED STATES DISTRICT COURT LOCATED IN THE CITY OF WILMINGTON, STATE OF DELAWARE, AND (B) IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS NOTE WILL BE DEEMED TO PRECLUDE THE LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER JURISDICTION.

     IN WITNESS WHEREOF, the Note has been executed and delivered on the date specified on the first page hereof by the duly authorized representative of Borrower.

                                        CONVERTED ORGANICS INC.


                                        By:
                                            ------------------------------------
                                            Edward J. Gildea, President

                                    EXHIBIT B

                           FORM OF SECURITY AGREEMENT

     THIS SECURITY AGREEMENT, ("Agreement") is made this 2nd day of March, 2006, by and between CONVERTED ORGANICS INC., a Delaware Corporation, 7A Commercial Wharf West, Boston, MA 02210 (hereinafter "Borrower"), and Lender(s) as listed on Schedule "1" of this Agreement.

     WHEREAS, this Agreement is given to secure performance of the obligations ("Obligations") under the Secured Promissory Note(s) ("Secured Notes") of even date herewith, executed by Borrower, to Lenders as lenders and in the amounts listed on Schedule "1" attached hereto and incorporated herein by reference, together with interest thereon as provided for in the Secured Notes.

     NOW, THEREFORE, in consideration of the loans made by the Lenders to Borrower, and further consideration of the covenants and promises contained in this Agreement, and for other good and valuable consideration, the parties agree as follows:

1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     (a) "Collateral" has the meaning set forth in paragraph 2 hereof.

     (b) "PTO" means the United States Patent and Trademark Office.

     (c) "UCC" means the Uniform Commercial Code as in effect in the State of Delaware.

     (d) Terms Defined in UCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

     (e) Construction. In this Agreement, the following rules of construction and interpretation shall be applicable: (i) no reference to "proceeds" in this Agreement authorizes any sale, transfer, or other disposition of any Collateral by Borrower; (ii) "includes" and "including" are not limiting; (iii) "or" is not exclusive; and (iv) "all" includes "any" and "any" includes "all."

2. Security Interest.

     (a) Grant of Security Interest. As security for the payment and performance of the Obligations, Borrower hereby assigns, transfers and conveys to Lenders, and grants to Lenders a security interest in and to all of Borrower's right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which Borrower now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the "Collateral"):

          (i) Accounts;

          (ii) Chattel Paper and Electronic Chattel Paper;

          (iii) Fixtures;

          (iv) Goods;

          (v) Inventory;

          (vi) Software;

          (vii) all patents, trademark, patent applications and trademark applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such patents, trademark, patent applications and trademark applications as described in Schedule "2"), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof. Borrower represents and warrants to Lenders that a true and correct list of all of the existing Collateral consisting of U.S. patents, trademark, patent applications and trademark applications or registrations owned by Borrower, in whole or in part, is set forth in Schedule "2";

          (viii) all General Intangibles and all intangible intellectual or other similar property of Borrower of any kind or nature, associated with or arising out of any of the aforementioned properties and assets and not otherwise described above; and

          (ix) all Proceeds of any and all of the foregoing Collateral (including license royalties, rights to payment, accounts and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance (whether or not Lenders is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral.

     (b) Continuing Security Interest. Borrower agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance herewith.

3. Collateral Free of Other Security Interests. Borrower warrants that no financing statement covering any of the Collateral or its proceeds is on file in any public office at this date or will be on file with respect to the Collateral at the time the Collateral becomes subject to this Agreement (except any purchase money security interests). No other security interest of any kind affects the Collateral at this date, and no arrangement exists whereby the Collateral will in the future become subject to a security interest senior to the Agreement.

     Borrower will not sell, assign or otherwise alienate the ownership of the Collateral or its use or operation except any sale or replacement in the ordinary course of Borrower's business; and Borrower will not use the Collateral in violation of any ordinance or state or federal statute or any administrative rule or regulation of law.

     Borrower authorizes Lenders at their option and their sole discretion to discharge any taxes, charges, assessments, liens or other security interests or other encumbrances to which the Collateral may become subject. Lenders may pay amounts to preserve and maintain the Collateral, if Borrower fails to do so. Borrower agrees to reimburse Lenders within ten (10) days after demand for any payment made or any expense incurred by Lenders pursuant to the foregoing authorization, together with interest on the amount expended at the rate of eighteen percent (18%) per annum from the date of the payment. Any such amounts shall be secured by and under this Agreement.

4. Fees and Taxes. Borrower will timely pay any and all license fees, taxes, assessments and public charges, general and special, that may at any time be levied or assessed upon or against Collateral.

5. Maintenance of Collateral. Borrower will, at Borrower's expense, maintain and keep the Collateral at its present location in good order and repair, ordinary wear and tear excepted, and shall not remove, demolish or substantially alter the Collateral, except any sale or replacement in the ordinary course of Borrower's business, without the prior written consent of the Lenders. Borrower will not attempt to or actually dispose of, lend, transfer, lease or assign the Collateral, except any sale or replacement in the ordinary course of Borrower's business, without the prior written consent of Lenders.

     Borrower may remove the Collateral in its ordinary course of business, provided, that such Collateral shall be replaced with property of a similar nature of equal or greater value. The security interest created by this Agreement will immediately attach to the substitute property when it is acquired, and the substitute property will become part or the Collateral defined in this Agreement.

     Borrower will not permit the Collateral to be attached or seized by any legal process. Borrower will defend and indemnify Lenders from all expense and liability of every kind to any person or to the property of any person by reason of or in connection with the delivery, possession or use of the Collateral.

6. [Reserved].

7. Further Acts. On a continuing basis, Borrower shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by Lenders to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Borrower's compliance with this Agreement or to enable Lenders to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the PTO or any applicable state office. Lenders may record this Agreement, an abstract thereof, or any other document describing Lenders' interest in the Collateral with the PTO, at the expense of Borrower. In addition, Borrower authorizes Lenders to file financing statements describing the Collateral in any UCC filing office deemed appropriate by Lenders. If the Borrower shall at any time hold or acquire a commercial tort claim arising with respect to the Collateral, the Borrower shall immediately notify Lenders in a writing signed by the Borrower of the brief details thereof and grant to the Lenders in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lenders.

8. Authorization to Supplement. If Borrower shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent or trademark, the provisions of this Agreement shall automatically apply thereto. Borrower shall give prompt notice in writing to Lenders with respect to any such new patent or trademark rights. Without limiting Borrower's obligations hereunder, Borrower authorizes Lenders unilaterally to modify this Agreement by amending Schedule "2" to include any such new patent or trademark rights. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedule "2" shall in any way affect, invalidate or detract from Lenders' continuing security interest in all Collateral, whether or not listed on Schedule "2."

9. Default. The breach or failure of any term, agreement, covenant or term of this Agreement or the occurrence of an event or default upon any term contained in the Secured Note(s) shall constitute a default hereunder.

10. Remedies. Upon the occurrence of any default as defined above, Lenders will have the right at their option to enforce and to exercise any or all of their rights under this Agreement or otherwise. In addition to all other rights and remedies, Lenders shall have the remedies of a secured party under the UCC. In exercising these remedies, Lenders and Borrower agree as follows:

     (a) Lenders may, at their option, required Borrower to assemble the Collateral and make it available to Lenders at a place to be designated by Lenders which is reasonably convenient to both parties. In the event Borrower fails or refuses to assemble the Collateral, Lenders shall have the right, and Borrower hereby authorizes and empowers Lenders, to enter the premises upon which the Collateral is located in order to remove the same.

     (b) Lenders will give Borrower reasonable notice of the time and place of any public sale of the Collateral, or of the time after which any private sale or other intended disposition of the collateral is to be made, unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market. The requirement of reasonable notice shall be met if a written notice is mail to Borrower, postage prepaid, to the address of Borrower last known to Lenders, at least ten (10) days prior to the date of the sale or disposition.

     (c) Borrower agrees to surrender possession of the Collateral to Lenders in event Lenders elects to foreclose this security interest. Borrower waives any notice of the exercise of any and all options reserved to Lenders by this Agreement.

     (d) Borrower will, upon Lenders' request, deliver to Lenders all original invoices, bills, charge or credit card receipts, books and records and other documents evidencing or describing any of the account receivable constituting a part of the Collateral. Borrower will also execute and deliver to Lenders an assignment of the right to receive payments under all such Accounts. The parties recognize, however, that in the event of default such Accounts shall be deemed assigned to Lenders, whether or not the assignments described above are actually delivered.

     (e) Lenders shall have the right and are hereby authorized to collect all amounts due under the Accounts; sue or take other actions to collect the same in their own name or as assignee of or in the name of Borrower; compromise or give acquittance for amounts due; and use such other measures as Lenders may in its sole discretion deem appropriate for collection of the Accounts. All such actions shall be taken at the sole expense of Borrower, who agrees to reimburse Lenders for all reasonable amounts expended (including a reasonable attorney's fee), together with interest thereon from the date of expenditure at the rate then applicable under the Secured Notes.

     (f) This Agreement constitutes a direction to and full authority to any Account debtor to pay directly to Lenders any such accounts. No proof of default shall be required. Any such debtor is herby irrevocably and unconditionally authorized to rely upon and comply with any notice from Lenders. The debtor shall not be liable to Borrower or any person claiming under Borrower for making any payment or rendering any performance to Lenders. The debtor shall have no obligation or right to inquire whether any default has occurred or is then existing. By its execution of this Agreement, Borrower irrevocably and unconditionally joins in, authorizes and consents to the above instructions.

     (g) The proceeds of any sale of the Collateral shall be applied to the following items in the following order: (a) the reasonable expenses of repossessing the Collateral and preparing for the holding the sale, including without limitation all reasonable attorney's fees incurred by Lenders; (b) interest an principal then due (by acceleration or otherwise) under the Secured Notes and any other debts specifically secured by the Agreement; (c) interest and principal then due (by acceleration or otherwise) under any other debts of Borrower to Lenders (to be applied in whatever order Lenders may in their sole discretion determine); (d) indebtedness of Borrower to other secured parties, provided written notice of demand therefore is received by Lenders before the sale (to bee applied in the order Lenders receives the requires); and (e) the balance, if any, to Borrower.

11. Set-off. Upon default by Borrower under this Agreement, Lenders (or the holder or owner of any debt secured by this Agreement) shall immediately have the right without further notice to Borrower to set off against the Secured Notes and any other debts secured by this Agreement all debts of Lenders (or such holder or owner) to Borrower, whether or not then due.

12. Notice. Any and all notices, requests, consents and demands required or permitted to be given hereunder shall be in writing and shall be deemed given and received (i) upon personal delivery, (ii) upon the first business day following the receipt of confirmation of facsimile transmission to the telefax number as indicated below, or (iii) upon the third business day after deposit in the United States mail, by certified or registered mail, postage prepaid and addressed to the appropriate party at the address provided for herein. Any party may change by notice the address to which notices to that party are to be addressed.

13. Miscellaneous. The following provisions are additional terms of this
Agreement:

     (a) Lenders have no duty to maintain, repair or protect the Collateral.

     (b) No waiver by Lenders of any default shall operate as a waiver of any other default or of the same default on a future occasion.

     (c) All rights and remedies of Lenders are cumulative and may be exercised successively or concurrently, and shall inure to the benefit of Lenders' assigns.

     (d) All obligations of Borrower shall bind his trustees, custodians, general partners, successors and assigns.

     (e) The captions of the sections of this Agreement are inserted for convenience only and shall not be used in the interpretation or construction of any provisions hereof.

     (f) If any provisions of this Agreement is held invalid or unenforceable, the holding shall affect only the provision in question and all other provisions on this Agreement shall remain in full force and effect.

     (g) This Agreement supersedes all prior oral and/or written agreements concerning the subject matter hereof, including without limitation the Security Agreement by and among the parties hereto dated February 28, 2006.

     IN WITNESS WHEREOF, Borrower has executed this Agreement the day and year first above written.

                                        CONVERTED ORGANICS INC.

                                        a Delaware corporation


                                        ----------------------------------------
                                        By: Edward J. Gildea, President

                                  SCHEDULE "1"

                                     LENDERS

NAME AND ADDRESS                        AMOUNT
----------------                        ------
High Capital Funding, LLC               $_______________
Fred A. Brasch, CFO
333 Sandy Springs Circle, Suite 240
Atlanta, GA
Tel: 404.257 9150
Fax: 404.257.9125
Email: fredbrasch@mindspring.com


By:
    ---------------------------------
    Fred A. Brasch, CFO

Date:
      -------------------------------

                                  SCHEDULE "2"

                      PATENTS, TRADEMARKS AND APPLICATIONS

None.

                                    EXHIBIT C

                            FORM OF ESCROW AGREEMENT

David A. Rapaport, Esq.
333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328

Dear Mr. Rapaport:

     The undersigned hereby appoints you as my (our) agent, and you hereby accept such appointment, to act on my (our) behalf in connection with my (our) purchase of Secured Promissory Note(s) ("Note") and Bridge Equity Units from Converted Organics Inc. ("Organics" or "Company") pursuant to a Financing Terms Agreement For Sale of Bridge Notes and Shares dated March 2, 2006 ("Financing Terms Agreement"). You are hereby authorized and directed to hold for my (our) benefit the Bridge Notes and Primary Bridge Equity Units, Alternate Bridge Equity Units, if any, being issued, or to be issued in the future, to me (us) as partial consideration for my (our) purchase of the Note. You are also authorized to act on my behalf in the enforcement of my (our) rights under the Note, the Security Agreement dated March 2, the Primary Bridge Equity Units and the Alternate Bridge Equity Units.

     1. The Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by Investor and the Agent.

     2. The Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Agent to be genuine and to have been signed or presented by the property party or parties. The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as Agent while acting in good faith, except for fraud, willful misconduct, or gross negligence, and any act done or omitted by the Agent pursuant to the advice of the Agent's attorneys-at-law shall be evidence of such good faith.

     3. The fees, if any, and disbursements of the Agent chargeable in respect of services provided in the capacity as Agent pursuant to this Escrow Agreement will be responsibility of Investor, except to the extent recoverable from the Company.

     4. The Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Agent obeys or complies with any such order, judgment or decree, the Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     5. The Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Note, Security Agreement, or any documents or papers deposited or called for hereunder.

     6. The Agent shall be entitled to employ such legal counsel and other experts as the Agent may deem necessary properly to advise the Agent in connection with the Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Agent is the Executive Vice President and General Counsel of High Capital Funding, LLC ("HCF") and has acted as legal counsel for HCF in connection with the Financing Terms Agreement and may continue to act as legal counsel for HCF and/or its affiliates from time to time, notwithstanding its duties as Agent hereunder. Investor waives any and all claims and allegations of conflict in relation to the Agent's continued representation of HCF and/or its affiliates as its attorney.

     7. The Agent's responsibilities as Agent hereunder shall terminate if the Agent shall resign by three (3) business days prior written notice to Investor and Organics. In the event of any such resignation, Investor may, but shall not be required to, appoint a successor Agent.

     8. If the Agent reasonably requires other or further instruments in connection with Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     9. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the property held by the Agent hereunder, the Agent is authorized and directed in the Agent's sole discretion (1) to retain in the Agent's possession without liability to anyone all or any part of such property until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the property held by the Agent hereunder to a state or federal court having competent subject matter jurisdiction in accordance with the applicable procedure therefore.

     10. The Investor agrees to indemnify and hold harmless the Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from fraud, gross negligence or willful misconduct of the Agent.

     11. In the event of any action or proceeding brought by any party against another under Escrow Agreement the prevailing party or parties shall be entitled to recover all expenses incurred through the date of final collection, including without limitation, all attorneys' fees.

     12. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery, overnight courier, facsimile, email or other form of electronic transmission, or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the addresses listed below their signature, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

     13. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of Georgia without giving effect to principles governing the conflicts of laws. Facsimile transmissions of the signatures to these instructions shall be legal and binding on all parties hereto.

     14. Organics shall be entitled to rely upon the authority of Agent under this Escrow Agreement unless and until Organics is notified in writing by Agent and/or Investor that such authority has been terminated and/or revoked in conformity with the terms herein.

     15. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Financing Terms Agreement.

     16. This Escrow Agreement supersedes all prior oral and/or written agreements concerning the subject matter hereof, including without limitation the Escrow Agreement by and among the parties hereto dated January 18, 2006.

                            (Signature page follows)

AGENT


                                        Date:
-------------------------------------         ----------------------------------
David A. Rapaport
333 Sandy Springs Circle
Suite 230
Atlanta, GA 30328
Tel: (404) 257-9150
Fax: (404) 257-9125
Email: drapaport@highcapus.com


INVESTOR

                                        Date:
-------------------------------------         ----------------------------------

                                    EXHIBIT D

                          REPRESENTATIONS OF PURCHASER

     (1) ACCREDITED INVESTOR STATUS. The PURCHASER is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D.

     (2) PURCHASE ENTIRELY FOR OWN ACCOUNT. The BRIDGE EQUITY UNITS to be received by the PURCHASER will be acquired for investment for the PURCHASER'S own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the PURCHASER has no present intention of selling, granting any participation in, or otherwise distributing the same. The PURCHASER further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the BRIDGE EQUITY UNITS.

     (3) DISCLOSURE OF INFORMATION. The PURCHASER represents that it has received the disclosure it believes relevant and necessary to its investment decision and has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this transaction and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) and/or conduct its own independent investigation necessary to verify the accuracy of any information furnished to the PURCHASER or to which the PURCHASER had access.

     (4) INVESTMENT EXPERIENCE. The PURCHASER (i) is experienced in evaluating and investing in private placement transactions in securities of companies similar to the Company and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the UNITS and (ii) acknowledges that it can bear the economic risk of its investment, including the loss of the entire investment.

     (5) RESTRICTED SECURITIES. The PURCHASER understands that the BRIDGE EQUITY UNITS are being sold pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The PURCHASER also understands that the BRIDGE EQUITY UNITS and, with certain limited exceptions, any securities issuable on exercise or conversion thereof may not be resold by the PURCHASER without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the BRIDGE EQUITY UNITS or an available exemption from registration under the Securities Act, the BRIDGE EQUITY UNITS may be restricted from resale in a transaction to which United States securities laws apply for an indefinite period of time.

     (6) ILLIQUID INVESTMENT. The PURCHASER understands that no market for the BRIDGE EQUITY UNITS exists and no such market may ever exist.

     (7) RESIDENCE. The PURCHASER resides, or its office primarily responsible for the purchase of the BRIDGE EQUITY UNITS is located, at the address listed on the signature page.

     (8) BROKERS OR FINDERS. All negotiations on the part of the PURCHASER relative to the transactions contemplated hereby have been carried on by the PURCHASER without the intervention of any person or as the result of any act of the PURCHASER in such manner as to give rise to any valid claim for a brokerage commission, finder's fee, or other like payment, except for Investors Capital Corporation.

     (9) RELIANCE. The PURCHASER understands that this agreement is made with the PURCHASER in reliance upon the PURCHASER'S representations to the Company, as set forth above.

                                                       NAME: ___________________

                                                       AMOUNT: $________________

                             SUBSCRIPTION AGREEMENT
                             CONVERTED ORGANICS INC.
                               A DELAWARE COMPANY

The undersigned hereby applies to become an investor in CONVERTED ORGANICS INC., a Delaware company (the "Company"), and subscribes to purchase the number of units consisting of Bridge Notes and Bridge Equity Units (the "Units") specified herein.

1. REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants to the Company as follows:

     (a) I have received, read and understand the Confidential Memorandum dated ________, 2006 (the "Memorandum"), and in making this investment I am relying only on the information provided therein. I have not relied on any statements or representations inconsistent with those contained in the Memorandum. I understand that by signing this subscription agreement, I am agreeing to be bound by all of the terms and conditions of the Financing Terms Agreement For Sale of Bridge Notes And Shares dated _________, 2006 (the "Financing Terms Agreement"), including the Security Agreement and Escrow Agreement attached to the Financing Terms Agreement as Exhibits B and C, respectively, which are included in the Memorandum, and my signature on this agreement is deemed to be a signature on the Financing Terms Agreement, Security Agreement, and Escrow Agreement.

     (b) I, or the fiduciary account for which I am purchasing, meet the suitability standards set forth in EXHIBIT D, "Representations of Purchaser," to the Financing Terms Agreement..

     (c) I am aware that this subscription may be rejected in whole or in part by the Company or its designees in its sole and absolute discretion; that my investment, if accepted, is subject to certain risks described in part in "RISK FACTORS" set forth in the Memorandum; and that, among other restrictions on sale or transfer of the Units, there will be no public market for the Units, and accordingly, it may not be possible for me to readily liquidate my investment in the Company.

     (d) I have been informed of all pertinent facts relating to the lack of liquidity or marketability of this investment. I am aware that any transfer of the Units or the Bridge Notes and/or Bridge Equity Units is subject to numerous restrictions described in the Memorandum. I have liquid assets sufficient to assure myself that such purchase will cause me no undue financial difficulties and that I can provide for my current needs and possible personal contingencies, or if I am the trustee of a retirement trust, that the limited liquidity of the Units will not cause difficulty in


Subscription Agreement                -1-
          meeting the trust's obligations to make distributions to plan participants in a timely manner.

     (e) I am of the age of majority (as established in the state in which I am domiciled) if I am an individual, and in any event, I have full power, capacity, and authority to enter into a contractual relationship with the Company. If acting in a representative or fiduciary capacity for a corporation, fund or trust, or as a custodian or agent for any person or entity, I have full power or authority to enter into this subscription agreement in such capacity and on behalf of such corporation, fund, trust, person or entity.

     (f) I am buying the Units solely for my own account, or for the account of a member or members of my immediate family or in a fiduciary capacity for the account of another person or entity and not as an agent for another. I understand that the sale, transfer and assignment of the Units are subject to restrictions and may not be sold, transferred or assigned except in accordance with the terms of the Financing Terms Agreement, and I am aware that the certificates evidencing the Bridge Notes and the Bridge Equity Unit securities will bear a legend in substantially the following form:

          THIS [NAME OF SECURITY] HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, OFFERED FOR SALE, ASSIGNED OR TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (B) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.

          As appropriate, other legends required by applicable state securities laws also will be affixed to certificates evidencing the Bridge Notes and/or Bridge Equity Unit securities.

     (g) I acknowledge and agree that counsel representing the Company and its affiliates do not represent me and shall not be deemed under the applicable codes of professional responsibility to have represented or to be representing me or any of the Company's members in any respect.

     (h) If I am buying the Units in a fiduciary capacity or as a custodian for the account of another person or entity, I have been directed by that person or entity to purchase the Unit(s), and such person or entity is aware of my purchase of Units on their behalf, and consents thereto and is aware of the merits and risks involved in the investment in the Company.

     (i) I (or the entity on whose behalf I am signing) do not have a direct or indirect ownership interest in Investors Capital Corp., Paulson Investment Company, Inc. or any other NASD member firm (through the ownership of securities in the NASD member firm, its parent, affiliates or otherwise).

     (j) I (or the entity on whose behalf I am signing) do not have an "immediate family relationship" with Investors Capital Corp., Paulson Investment Company, Inc. or any other NASD member firm. For purposes of this statement, I understand that the NASD defines "immediate family relationship" as parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent by an employee of, or person associated, with an NASD member.

     (k) I (or the entity on whose behalf I am signing) have not provided any consulting or other services to the Company.

     (l) I (or the entity on whose behalf I am signing) am not an "underwriter or a related person." For purposes of this statement, I understand that the NASD defines an "underwriter or a related person" with respect to a proposed offering as being an underwriter, underwriter's counsel, financial consultant or advisor, finder, member of the selling or distribution group, any member participating in a public offering, and any and all other person associated with or related to any of the aforementioned persons.

     (m) I (or the entity on whose behalf I am signing) do not have any oral or written agreements with any NASD member or any associated persons of such member concerning the dispositions of my securities of the Company. For purposes of this statement, I understand that the NASD defines a "person associated with an NASD member" as being every sole proprietor, partner, officer, director or branch manager of any NASD member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by an NASD member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD pursuant to its Bylaws.

     By making these representations, the subscriber has not waived any right of action available under applicable federal or state securities laws.

2. ACCEPTANCE. This subscription agreement will be accepted or rejected by the Company within five (5) days of its receipt by the Company. Upon acceptance, this subscription will become irrevocable, and will obligate the undersigned to purchase the number of Units and in the dollar amount specified herein. The Company will return a countersigned copy of this subscription agreement to accepted subscribers, which copy of the agreement will be evidence of the purchase of the Units.

3. PAYMENT OF SUBSCRIPTION PRICE. The full purchase price for the Units, equal to the number of purchased Units shall be payable by check or wire concurrently with delivery of this subscription agreement. Checks shall be made payable to "David A. Rapaport, Escrow Agent. Wires shall be sent as follows:

               BANK:          Wachovia Bank, N.A.
               ABA #:         061-000-227

               FOR CREDIT TO: David A. Rapaport, Attorney Escrow Account
               ACCT #:        101 008 605 4713

4. INDEMNIFICATION. THE UNDERSIGNED AGREES TO INDEMNIFY AND HOLD CONVERTED ORGANICS INC., A DELAWARE COMPANY, ITS DIRECTORS, OFFICERS, EMPLOYEES, ADVISOR AND OTHER AGENTS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, AND DAMAGES, INCLUDING, WITHOUT LIMITATION, ALL ATTORNEYS' FEES WHICH ANY OF THEM MAY INCUR, IN ANY MANNER OR TO ANY PERSON, BY REASON OF THE FALSITY, INCOMPLETENESS OR MISREPRESENTATION OF ANY INFORMATION FURNISHED BY THE UNDERSIGNED HEREIN OR IN ANY DOCUMENT SUBMITTED HEREWITH.

5.   SUBSCRIPTION-RELATED UNDERTAKINGS, REPRESENTATIONS AND WARRANTIES.

     (a) General. Each of the undersigned represents that: (i) I have read this agreement and the Memorandum included herein in its entirety and that all the information provided by me is accurate and complete; and (ii) I will notify the Company immediately of any material adverse change in any of the information set forth herein which occurs prior to the acceptance of my subscription.

     (b)  Type Of Ownership: (check one)

          [ ]   SINGLE PERSON

          [ ]   MARRIED PERSON - JTWROS

          [ ]   MARRIED PERSONS-- TENANTS-IN-COMMON

          [ ]   CORPORATION OR LLC (C):
                (Authorized party must sign)

          [ ]   TRUST (TR)
                (Trustee signature required)

          [ ]   PARTNERSHIP (P)
                (Authorized Party must sign)

          [ ]   CUSTODIAN (CU)
                (Custodian signature required)

          [ ]   OTHER (Explain)

     (c) If Investor is One or More Individuals. Type or print your name(s) exactly as it should appear in the account records of the Company. Complete this section for individual investors and all trusts. All checks and correspondence will go to this address unless another address is listed in Sections 2 or 5 below.

          ______________________________________________________________________
          Individual Name

          ______________________________________________________________________
          Additional Name(s) if held in joint tenancy, community property or tenants-in-common

          ______________________________________________________________________
          Street Address

          ______________________________________________________________________
          City                 State                   Zip Code

          ______________________________________________________________________
          Daytime Phone Number                         Evening Phone Number

          ______________________________________________________________________
          Mobile Phone Number

          ______________________________________________________________________
          Email

          ______________________________________________________________________
          Taxpayer ID# or Social Security #

          (A social security number or taxpayer identification number is required for individual investors. For most individual taxpayers, it is your social security number. NOTE: If the Units are to be held in more than one name, only one number will be used and will be that of the first person listed.)

          ______________________________________________________________________
          Date of Birth

          ______________________________________________________________________
          Citizenship: [ ] U.S.   [ ] Other

          ______________________________________________________________________
          Occupation                    Employer Name

          ______________________________________________________________________
          Employer Address

          ______________________________________________________________________
          City                 State                   Zip Code

          Investment Objective (check one):

          [ ]   Capital appreciation

          [ ]   Other (please explain)

          Do you have a net worth, either individually or jointly with spouse,
          in excess of $1,000,000    [ ] YES   [ ] NO

          Did you have an individual income in excess of $200,000 (or joint income with your spouse in excess of $300,000) during the last two years, and do you have a reasonable expectation of reaching the same or higher income level in the current year?

          [ ] YES   [ ] NO

          Are you subject to any regulatory or other constraints that may preclude or limit your participation in any potential investment?

          [ ] YES   [ ] NO

          If yes, please explain:

     (d)  If Investor is an Entity:

          ______________________________________________________________________
          Name of Investor

          ______________________________________________________________________
          Type of Legal Entity (e.g., corporation, trust, etc.):

          ______________________________________________________________________
          Address

          ______________________________________________________________________
          City                 State                   Zip Code

          ______________________________________________________________________
          Daytime Tel

          ______________________________________________________________________
          Evening Tel

          ______________________________________________________________________
          Mobile

          ______________________________________________________________________
          Email

          ______________________________________________________________________
          Taxpayer ID#               Tax Year End

          Please print here the exact name of Custodian, Administrator or other signatory for the entity

          Investment Objective: (check one)

          [ ]   Capital appreciation

          [ ]   Other (please explain)

          If the Investor is an entity is the Investor any of the following? (check applicable box, if any)

          [ ] A corporation, Massachusetts or similar business trust, limited liability company, or partnership with total assets in excess of $5,000,000 that was not formed for the specific purposed of acquiring the Units

          [ ] A trust with total assets in excess of $5,000,000 not formed for the specific purposed of acquiring the Units and whose purchase of the Units is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of investment in the Units

          [ ] A trust in which all of the beneficiaries are accredited investors as defined in Rule 501 (c)(3) of the Securities Act of 1933.

          ARE THE FOREGOING REPRESENTATIONS AND WARRANTIES TRUE?

          [ ] YES   [ ] NO

          Please provide your initials here

6. DISTRIBUTIONS INFORMATION. ALTERNATIVE ADDRESS FOR DELIVERY OF DOCUMENTS, SECURITIES, AND FUNDS (I.E., OTHER THAN THE ADDRESS GIVEN IN SECTION 5(C) OR 5(D) ABOVE).

     David A. Rapaport, Esq.
     333 Sandy Springs Circle, Suite 230
     Atlanta, GA 30328
     Tel: 404 257-9150
     Fax: 404 257-9125
     Email: drapap@gmail.com

7.   INVESTMENT.

     Amount of payment enclosed: $______________________________________________
                                 [Minimum subscription is $5,000 with additional investments in increments of $1,000.]

     Payment by Check:           [ ]   Check # _________________________________

     Payment by Wire Transfer:   [ ]   Wire Reference # ________________________

8.   SIGNATURES.

     (a)  Individuals:

          Investor's primary residence is in:

          ____________________________________________



          ---------------------------   ----------------------------------------
          Signature of Subscriber       Date

          ----------------------------------------------------------------------
          Print Name of Subscriber


          ---------------------------   ----------------------------------------
          Signature of Co-Subscriber    Date

          ----------------------------------------------------------------------
          Print Name of Co-Subscriber

     (b)  Entities:

          ----------------------------------------------------------------------
          Print Name of Subscriber


          ---------------------------   ----------------------------------------
          By                            Date


          ----------------------------------------------------------------------
          Signature of Authorized Signatory

          ----------------------------------------------------------------------
          Print Name and Title of Signatory


          ---------------------------   ----------------------------------------
          By:                           Date


          ----------------------------------------------------------------------
          Signature of Required Authorized Co-Signatory

          ----------------------------------------------------------------------
          Print Name and Title of Co-Signatory

9. ACCEPTANCE. THE SUBSCRIPTION AGREEMENT WILL NOT BE AN EFFECTIVE AGREEMENT UNTIL IT OR A FACSIMILE IS SIGNED BY AN OFFICER OF CONVERTED ORGANICS INC., A DELAWARE COMPANY. (Office Use Only)

          ______________________________________________________________________
          Account Number

          ______________________________________________________________________
          Investor Check/Wire Date

          ______________________________________________________________________
          Check/Wire Amount

          ______________________________________________________________________
          Check/Wire  #

          ___________________________   ________________________________________
          Entered by                    Date

          Subscription has been: ____ Accepted ____ Rejected



          ---------------------------   ----------------------------------------
          By:                           Dated

          ----------------------------------------------------------------------
          Print Name and Title